                        MORTGAGE LOAN PURCHASE AGREEMENT

          This Mortgage Loan Purchase Agreement, dated as of August 1, 2004 (the
"Agreement"), is entered into between Artesia Mortgage Capital Corporation (the
"Seller") and Wachovia Commercial Mortgage Securities, Inc. (the "Purchaser").

          The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans")
identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund
(the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August
1, 2004, among the Purchaser, as depositor, Wachovia Bank, National Association, as master servicer (in such capacity, the "Master Servicer"), Allied Capital
Corporation, as special servicer (the "Special Servicer"), LaSalle Bank National
Association, as trustee (the "Trustee") and ABN AMRO Bank N.V., as fiscal agent
(in such capacity, the "Fiscal Agent"). Capitalized terms used but not defined herein (including the Schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $103,593,924 (the "Artesia Mortgage Loan
Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Artesia
Mortgage Loan Balance, together with the aggregate principal balance of the
Other Mortgage Loans as of the Cut-Off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-Off Date Pool
Balance") of $1,097,030,350 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place August 25, 2004, or such other date as shall be mutually acceptable to the parties to this Agreement
(the "Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall be equal to (i) 105.81% of the Artesia Mortgage Loan
Balance as of the Cut-Off Date, plus (ii) $434,521, which amount represents the amount of interest accrued on the Artesia Mortgage Loan Balance at the related
Net Mortgage Rate for the period from and including the Cut-Off Date up to but not including the Closing Date.

          The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the
Aggregate Purchase Price and satisfaction of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-Off Date, and all other recoveries of principal and interest collected after the Cut-Off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date). All scheduled payments of principal and interest due on or before the Cut-Off Date but collected on or after the Cut-Off Date, and recoveries of principal and interest collected on or before the Cut-Off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-Off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

          (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver to the Trustee, the documents and instruments specified below with respect to each Mortgage Loan (each a "Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow at all times prior to the
Closing Date. Each Mortgage File shall contain the following documents:

          (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust,
     Commercial Mortgage Pass-Through Certificates, Series 2004-C14" or in blank
     (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

          (ii) an original or copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

          (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

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          (iv) an original executed assignment, in recordable form (except for any missing recording information), of (a) the Mortgage, (b) any related
     Assignment of Leases (if such item is a document separate from the Mortgage and to the extent not already assigned pursuant to preceding clause (a))
     and (c) any other recorded document relating to the Mortgage Loan otherwise included in the Mortgage File, in favor of "LaSalle Bank National
     Association, as trustee for the registered holders of Wachovia Bank
     Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
     Series 2004-C14", or in blank;

          (v) an original assignment of all unrecorded documents relating to the
     Mortgage Loan (to the extent not already assigned pursuant to clause (iv)
     above), in favor of, "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2004-C14", or in blank;

          (vi) originals or copies of any modification, consolidation, assumption, and substitution agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

          (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

          (viii) any filed copies (bearing evidence of filing) or other evidence of filing satisfactory to the Trustee of any prior UCC Financing Statements in favor of the originator of such Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, an original UCC Amendment, in form suitable for filing in favor of "LaSalle Bank National Association, as trustee for the registered holders of Wachovia Bank Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2004-C14", as assignee, or in blank;

          (ix) an original or copy of (a) any Ground Lease, Memorandum of Ground
     Lease and ground lessor estoppel, (b) any loan guaranty or indemnity and
     (c) any environmental insurance policy;

          (x) any intercreditor agreement relating to permitted debt (including, without limitation, mezzanine debt) of the Mortgagor;

          (xi) copies of any loan agreement, escrow agreement or security agreement relating to such Mortgage Loan;

                                      -3-

          (xii) a copy of any letter of credit and related transfer documents relating to such Mortgage Loan;

          (xiii) copies of franchise agreements and franchisor comfort letters, if any, for hospitality properties and any applicable transfer or assignment documents; and

          (xiv) with respect to any Companion Loan, all of the above documents with respect to such Companion Loan and the related Intercreditor
     Agreement; provided that a copy of each Mortgage Note relating to such
     Companion Loan, rather than the original, shall be provided, and no assignments shall be provided.

          (d) The Seller shall take all actions reasonably necessary (i) to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement and (ii) to perform its obligations described in
Section 2.01(d) of the Pooling and Servicing Agreement. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer. The Seller shall reimburse the Trustee for all reasonable costs and expenses, if any, incurred by the Trustee for recording any documents described in Section 2(c)(iv)(c) hereof and filing any assignments of UCC Financing Statements described in the proviso in the third to last sentence in Section 2.02(b) of the Pooling and Servicing Agreement.

          (e) All documents and records (except draft documents, privileged communications and internal correspondence and credit, due diligence and other underwriting analysis, documents, data or internal worksheets, memoranda, communications and evaluations of the Seller) relating to each Mortgage Loan and in the Seller's possession (the "Additional Mortgage Loan Documents") that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

          (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable

                                      -4-

     against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

          (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's articles of association or bylaws, (B)
     violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound;

          (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

          (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

          (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

          (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the
     Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price. The consideration

                                      -5-

     received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage
     Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the
     Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

          (b) The Seller hereby makes the representations and warranties contained in Schedule I for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date, with respect to (and solely with respect to) each Mortgage Loan, which representations and warranties are subject to the exceptions set forth on Schedule II.

          (c) With respect to the schedule of exceptions delivered by the
Trustee on the Closing Date, within fifteen (15) Business Days (or, in the reasonable discretion of the Controlling Class Representative, thirty (30)
Business Days) of the Closing Date, with respect to the documents specified in clauses (i), (ii), (vii), (ix) (solely with respect to Ground Leases) and (xii)
of the definition of Mortgage File, the Seller shall cure any material exception listed therein (for the avoidance of doubt, any deficiencies with respect to the documents specified in clause (ii) resulting solely from a delay in the return of the related documents from the applicable recording office, shall be cured in the time and manner described in Section 2.01(c) of the Pooling and Servicing
Agreement). If such exception is not so cured, the Seller shall either (1)
repurchase the related Mortgage Loan, (2) with respect to exceptions relating to clause (xii) of the definition of "Mortgage File", deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and Servicing Agreement, equal to the amount of the undelivered letter of credit
(in the alternative, the Seller may deliver to the Trustee, with a certified copy to the Master Servicer and Trustee, a letter of credit for the benefit of the Master Servicer on behalf of the Trustee and upon the same terms and conditions as the undelivered letter of credit) which the Master Servicer on behalf of the Trustee may use (or draw upon, as the case may be) under the same circumstances and conditions as the Master Servicer would have been entitled to draw on the undelivered letter of credit, or (3) with respect to any exceptions relating to clauses (i), (ii) and (vii), deposit with the Trustee an amount, to be held in trust in a Special Reserve Account pursuant to the Pooling and
Servicing Agreement, equal to 25% of the Stated Principal Balance of the related
Mortgage Loan on such date. Any funds or letter of credit deposited pursuant to clauses (2) and (3) shall be held by the Trustee until the earlier of (x) the date on which the Master Servicer certifies to the Trustee and the Controlling
Class Representative that such exception has been cured (or the Trustee certifies the same to the Controlling Class Representative), at which time such funds or letter of credit, as applicable, shall be returned to the Seller and
(y) thirty (30) Business Days or, if the Controlling Class Representative has
extended the cure period, forty-five (45) Business Days after the Closing Date;
provided, however, that if such exception is not cured within such thirty (30)
Business Days or forty-five (45) Business Days, as the case may be, (A) in the case of clause (2), the Trustee shall retain the funds or letter of credit, as applicable, or (B) in the case of clause (3), the Seller shall repurchase the related Mortgage Loan in accordance with the terms and conditions of this
Agreement, at which time such funds shall be applied to the Purchase Price of the related Mortgage Loan and any letter of credit will be returned to the
Seller.

                                      -6-

          If the Seller receives written notice of a Document Defect or a Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement relating to a
Mortgage Loan, then the Seller shall not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage
Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions
(a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach provided the
Seller receives such notice in a timely manner), if such Document Defect or
Breach shall materially and adversely affect the value of the applicable
Mortgage Loan, the interest of the Trust therein or the interests of any
Certificateholder, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual or provable losses and any Additional Trust Fund Expenses directly resulting from any such Document
Defect or Breach or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan at the applicable Purchase Price not later than the end of such
90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master
Servicer for deposit into the Certificate Account, any Substitution Shortfall
Amount in connection therewith; provided, however, that unless the Breach would cause the Mortgage Loan not to be a Qualified Mortgage, and if such Document
Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such
Document Defect or Breach within such 90-day period, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to a Mortgage Note, Mortgage, title insurance policy, Ground
Lease, any letter of credit, any franchise agreement, any comfort letter and any comfort letter transfer documents (collectively, the "Core Material Documents"))
shall be considered to materially and adversely affect the value of the related
Mortgage Loan, the interests of the Trust therein or the interests of any
Certificateholder unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage
Loan or for any immediate significant servicing obligations; provided, further, with respect to Document Defects which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the value of the related Mortgage Loan, other than with respect to Document Defects relating to the Core Material Documents, any applicable cure period following the initial 90-day cure period may be extended by the Master Servicer or the
Special Servicer if the document involved is not needed imminently. Such extension will end upon 30 days notice of such need as reasonably determined by the Master Servicer or Special Servicer (with a possible 30 day extension if the
Master Servicer or Special Servicer agrees that the Seller is diligently pursuing a cure). The Seller shall cure all Document Defects, which materially and adversely affect the interests of any Certificateholder, the interests of the Trust therein or the

                                      -7-

value of the related Mortgage Loan, regardless of the document involved no later than 2 years following the Closing Date; provided that the initial 90-day cure period referenced in this paragraph may not be reduced. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure. Notwithstanding the foregoing, the delivery of a commitment to issue a policy of lender's title insurance as described in clause 12 of Schedule I hereof in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document
Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 90th day following the Closing Date.

          If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan"), and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in the Crossed Group for purposes of this paragraph, and the
Seller will be required to repurchase or substitute for all of the remaining
Crossed Loan(s) in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria and satisfy all other criteria for substitution or repurchase of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Document Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

          To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the
Seller nor the Purchaser shall enforce any remedies against the other's Primary
Collateral, but each is permitted to exercise remedies against the Primary
Collateral securing its respective Crossed Loans, including with respect to the
Trustee, the Primary Collateral securing Crossed Loans still held by the
Trustee.

          If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall

                                      -8-

be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated
Principal Balances. Notwithstanding the foregoing, if a Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

          (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, if applicable (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased
Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the
Custodian, the Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

          (e) Without limiting the remedies of the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to Section 3 of this Agreement. Nothing in this Agreement shall prohibit the Purchaser or its assigns (including the Master Servicer and/or the
Special Servicer) from pursuing any course of action authorized by the Pooling and Servicing Agreement while the Purchaser asserts a claim or brings a cause of action to enforce any rights set forth herein against the Seller.

          (f) With respect to any Mortgage Loan which has become a Defaulted
Mortgage Loan under the Pooling and Servicing Agreement or with respect to which the related Mortgaged Property has been foreclosed and which is the subject of a repurchase claim under this Agreement, in accordance with Section 2.03 of the
Pooling and Servicing Agreement, the Special Servicer with the consent of the
Controlling Class Representative shall notify the Seller in writing of its intention to liquidate such Defaulted Mortgage Loan or REO Property at least 45 days prior to any such action. If (a) the Seller consents to such sale and voluntarily agrees to repurchase such Defaulted Mortgage Loan or REO Property or
(b) a court of competent jurisdiction determines that the Seller is liable under this Agreement to repurchase such Defaulted Mortgage Loan or REO Property, then such Seller shall remit to the Purchaser an amount equal to the difference if any of the price of such Defaulted Mortgage Loan or REO Property as sold and the price at which the Seller would have to repurchase such Defaulted

                                      -9-

Mortgage Loan or REO Property under this Agreement. The Seller shall have 10
Business Days after receipt of notice to determine whether or not to consent to such sale. If the Seller does not consent to such sale, the Special Servicer shall contract with a Determination Party (as defined in the Pooling and
Servicing Agreement). If the related Determination Party determines that such proposed sale is in accordance with the Servicing Standards and the provisions of the Pooling and Servicing Agreement with respect to the sale of Defaulted
Mortgage Loans and REO Properties and, subsequent to such sale, a court of competent jurisdiction determines that Seller was liable under this Agreement and required to repurchase such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof, then the Seller shall remit to Purchaser an amount equal to the difference (if any) between the proceeds of the related action and the price at which the Seller would have been obligated to pay had the Seller repurchased such Defaulted Mortgage Loan or REO Property in accordance with the terms hereof including the costs related to contracting with the related Determination Party. If the related Determination Party determines that the sale of the related Defaulted Mortgage Loan or REO Property is not in accordance with the Servicing Standards and the provisions of the Pooling and
Servicing Agreement with respect to the sale of Defaulted Mortgage Loans and REO
Properties and the Special Servicer subsequently sells such Mortgage Loan or REO
Property, then the Seller will not be liable for any such difference (nor any cost of contracting with the Determination Party).

          (g) Notwithstanding the foregoing, if there exists a Breach relating to whether or not the Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s) with respect to matters described in Representations 23 and 43 of
Schedule I, then the Purchaser shall direct the Seller in writing to wire transfer to the Master Servicer for deposit into the Certificate Account, within
90 days of the Seller's receipt of such direction, the amount of any such costs and expenses borne by the Purchaser, the Certificateholders, the Master
Servicer, the Special Servicer and the Trustee on their behalf that are the basis of such Breach. Upon its making such deposit, the Seller shall be deemed to have cured such Breach in all respects. Provided such payment is made in full, this paragraph describes the sole remedy available to the Purchaser, the
Certificateholders, the Master Servicer, the Special Servicer and the Trustee on
their behalf regarding any such Breach and the Seller shall not be obligated to repurchase the affected Mortgage Loan on account of such Breach or otherwise cure such Breach.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina. The
Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the
Trustee.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the

                                      -10-

Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the
Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the
Purchaser's certificate of incorporation or bylaws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the
Purchaser is a party or by which the Purchaser is bound, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets.

          (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Aggregate Purchase Price.

          (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Dechert LLP, Charlotte, North
Carolina on the Closing Date.

          The Closing shall be subject to each of the following conditions:

                                      -11-

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this
Agreement shall be true and correct in all material respects as of the Closing
Date;

          (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchaser
and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;
and

          (f) A letter from the independent accounting firm of KPMG LLP, in form satisfactory to the Purchaser, relating to certain information regarding the
Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus
Supplement, respectively.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the
Underwriters and the Initial Purchaser may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser may rely, to the

                                      -12-

effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the
Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchaser may rely, to the effect that with respect to the Seller, the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties (i) such officer has carefully examined the
Specified Portions of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the
Prospectus Supplement, as of the date of the Prospectus Supplement, or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the Memorandum and nothing has come to his attention that would lead him to believe that the
Specified Portions of the Memorandum, as of the date thereof or as of the
Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement shall consist of Annex A thereto, the diskette which accompanies the Prospectus Supplement
(insofar as such diskette is consistent with such Annex A) and the following sections of the Prospectus Supplement (exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement: "Summary of Prospectus Supplement--The
Parties--The Mortgage Loan Sellers," "Summary of Prospectus Supplement--The
Mortgage Loans," "Risk Factors--The Mortgage Loans," and "Description of the
Mortgage Pool--General," "--Mortgage Loan History," "--Certain Terms and
Conditions of the Mortgage Loans," "--Assessments of Property Condition,"
"--Co-Lender Loans," "--Additional Mortgage Loan Information," "--Twenty Largest
Mortgage Loans," "--The Mortgage Loan Sellers," "--Underwriting Standards," and
"--Representations and Warranties; Repurchases and Substitutions." The
"Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and the first and second full paragraphs on page
"iii" of the Memorandum.

          (e) The resolutions of the requisite committee of the Seller's board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement, the certificate of incorporation and by-laws of the Seller, and an original or copy of a certificate of good standing of the
Seller issued by the State of Delaware not earlier than sixty (60) days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the
Closing Date and addressed to the

                                      -13-

Purchaser, the Trustee, the Underwriters, the Initial Purchaser and each of the
Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 7. Indemnification.

          (a) The Seller shall indemnify and hold harmless the Purchaser, the
Underwriters, the Initial Purchaser, their respective officers and directors, and each person, if any, who controls the Purchaser, any Underwriter or any
Initial Purchaser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange
Act of 1934, as amended (the "1934 Act"), against any and all losses, expenses
(including the reasonable fees and expenses of legal counsel), claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Preliminary Prospectus
Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered
Certificates, or in any revision or amendment of or supplement to any of the foregoing, (B) any items similar to Computational Materials or ABS Term Sheets forwarded by the Seller to the Initial Purchaser, or in any revision or amendment of or supplement to any of the foregoing or (C) the summaries, reports, documents and other written and computer materials and all other information regarding the Mortgage Loans or the Seller furnished by the Seller for review by prospective investors (the items in (A), (B) and (C) above being defined as the "Disclosure Material"), or (ii) arise out of or are based upon the omission or alleged omission to state therein (in the case of Computational
Materials and ABS Term Sheets, when read in conjunction with the Prospectus
Supplement, in the case of items similar to Computational Materials and ABS Term
Sheets, when read in conjunction with the Memorandum, and in the case of any summaries, reports, documents, written or computer materials, or other information contemplated in clause (C) above, when read in conjunction with the
Memorandum) a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, with respect to the Disclosure Material described in clauses (A) and (B) of the definition thereof, only if and to the extent that
(I) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon an untrue statement or omission with respect to the Mortgage
Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Data File (it being herein acknowledged that the Data File was and will be used to prepare the Prospectus Supplement and the Preliminary Prospectus
Supplement, including without limitation Annex A thereto, the Memorandum, the
Diskette, any Computational Materials and ABS Term Sheets with respect to the
Registered Certificates and any items similar to Computational Materials and ABS
Term Sheets forwarded to prospective investors in the Non-Registered
Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact occurring in, or with respect to, such Disclosure Material, is with respect to, or arises out of or is based upon an untrue

                                      -14-

statement or omission of a material fact with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged
Properties and/or the Seller set forth in the Specified Portions of each of the
Prospectus Supplement, the Preliminary Prospectus Supplement and the Memorandum,
(III) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to Section 3 or (IV) any such untrue statement or alleged untrue statement or omission or alleged omission occurring in, or with respect to, such Disclosure Material, arises out of or is based upon any other written information concerning the characteristics of the Mortgage
Loans, the related Mortgagors or the related Mortgaged Properties furnished to the Purchaser, the Underwriters or the Initial Purchaser by the Seller; provided that the indemnification provided by this Section 7 shall not apply to the extent that such untrue statement or omission of a material fact was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related
Mortgagors and/or the related Mortgaged Properties set forth in the Data File or
Annex A to the Prospectus Supplement or the Preliminary Prospectus Supplement to
the extent such information was not materially incorrect in the Data File or such Annex A, as applicable, including without limitation the aggregation of such information with comparable information relating to the Other Mortgage
Loans. Notwithstanding the foregoing, the indemnification provided in this
Section 7(a) shall not inure to the benefit of any Underwriter or Initial
Purchaser (or to the benefit of any person controlling such Underwriter or
Initial Purchaser) from whom the person asserting claims giving rise to any such losses, claims, damages, expenses or liabilities purchased Certificates if (x)
the subject untrue statement or omission or alleged untrue statement or omission made in any Disclosure Material (exclusive of the Prospectus or any corrected or amended Prospectus or the Memorandum or any corrected or amended Memorandum) is eliminated or remedied in the Prospectus or the Memorandum (in either case, as corrected or amended, if applicable), as applicable, and (y) a copy of the
Prospectus or Memorandum (in either case, as corrected or amended, if applicable), as applicable, shall not have been sent to such person at or prior to the written confirmation of the sale of such Certificates to such person, and
(z) in the case of a corrected or amended Prospectus or Memorandum, such
Underwriter or Initial Purchaser received written notice of such correction or amendment prior to the written confirmation of such sale. The Seller shall, subject to clause (c) below, reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.
This indemnity will be in addition to any liability which the Seller may otherwise have.

          (b) For purposes of this Agreement, "Registration Statement" shall mean such registration statement No. 333-108944 filed by the Purchaser on Form
S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Base Prospectus" shall mean the prospectus dated June 17,
2004, as supplemented by the prospectus supplement dated August 12, 2004 (the
"Prospectus Supplement" and, together with the Base Prospectus, the
"Prospectus") relating to the Registered Certificates, including all annexes thereto; "Preliminary Prospectus Supplement" shall mean the prospectus supplement dated August 2, 2004 relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated August 12, 2004, relating to the Non-Registered Certificates, including all exhibits thereto; "Registered Certificates" shall mean the Class
A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Certificates;
"Non-Registered Certificates"

                                      -15-

shall mean the Certificates other than the Registered Certificates;
"Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation
Finance of the Securities and Exchange Commission (the "Commission") to Kidder,
Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder
Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public
Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17,
1995 issued by the Division of Corporation Finance of the Commission to the
Public Securities Association (the "PSA Letter" and, together with the Kidder
Letters, the "No-Action Letters"); "Diskette" shall mean the diskette or compact disc attached to each of the Prospectus and the Memorandum; and "Data File"
shall mean the compilation of information and data regarding the Mortgage Loans covered by the Agreed Upon Procedures Letters dated August 12, 2004 and rendered by KPMG LLP (a "hard copy" of which Data File was initialed on behalf of the
Seller and the Purchaser).

          (c) As promptly as reasonably practicable after receipt by any person entitled to indemnification under this Section 7 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Seller (the "indemnifying party") under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under Section 7(a) (except to the extent that such omission has prejudiced the indemnifying party in any material respect) or from any liability which it may have otherwise than under this Section 7. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by the indemnifying party and reasonably satisfactory to such indemnified party;
provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the
Purchaser, the Underwriters and the Initial Purchaser, representing all the indemnified parties under Section 7(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is

                                      -16-

applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel or any other expenses for which the indemnifying party is obligated under this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i)
such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for an unconditional release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement, which release does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party without the consent of the indemnified party.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) hereof or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations (taking into account the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission or failure to comply, and any other equitable considerations appropriate under the circumstances). The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties;
provided that no Underwriter or Initial Purchaser shall be obligated to contribute more than its share of underwriting discounts and commissions and other fees pertaining to the Certificates less any damages otherwise paid by such Underwriter or Initial Purchaser with respect to such loss, liability, claim, damage or expense. It is hereby acknowledged that the respective
Underwriters' and Initial Purchaser's obligations under this Section 7 shall be several and not joint. For purposes of this Section, each person, if any, who controls an Underwriter or an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, and such Underwriter's or Initial
Purchaser's officers and directors, shall have the same rights to contribution as such Underwriter or Initial Purchaser, as the case may be, and each director of the Seller and each person, if any who controls the Seller within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Seller.

                                      -17-

          (e) The Purchaser and the Seller agree that it would not be just and equitable if contribution pursuant to Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 7(d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 7 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 7, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses.
If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (f) The indemnity and contribution agreements contained in this
Section 7 shall remain operative and in full force and effect regardless of (i)
any termination of this Agreement, (ii) any investigation made by the Purchaser, the Underwriters, the Initial Purchaser, any of their respective directors or officers, or any person controlling the Purchaser, the Underwriters or the
Initial Purchaser, and (iii) acceptance of and payment for any of the
Certificates.

          (g) Without limiting the generality or applicability of any other provision of this Agreement, the Underwriters, the Initial Purchaser and their directors, officers and controlling parties shall be third-party beneficiaries of the provisions of this Section 7.

          SECTION 8. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Artesia Mortgage Loan
Balance represents as of the Cut-Off Date Pool Balance): (i) the costs and expenses of printing and delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a Preliminary and final Prospectus Supplement, Term Sheet and
Memorandum relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee (including reasonable attorneys' fees); (iv) the filing fee charged by the Securities and Exchange Commission for registration of the
Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the
Certificates included in the Prospectus, the Memorandum and any related
Computational Materials or ABS Term Sheets, including in respect of the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky"
survey and in connection with any determination of the eligibility of the
Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of

                                      -18-

printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Underwriters or the Initial
Purchaser; provided, however, Seller shall pay (or shall reimburse the Purchaser to the extent that the Purchaser has paid) the expense of recording any assignment of Mortgage or assignment of Assignment of Leases as contemplated by
Section 2 hereof with respect to the Seller's Mortgage Loans. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          SECTION 9. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate
Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement.

          SECTION 10. Covenants of Purchaser. The Purchaser shall provide the
Seller with all forms of Disclosure Materials (including the final form of the
Memorandum and the preliminary and final forms of the Prospectus Supplement)
promptly upon any such document becoming available.

                                      -19-

          SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 12. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 16. Attorneys Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys'
fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

                                      -20-

          SECTION 17. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 18. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters, the Initial Purchaser (as intended third party beneficiaries hereof) and their permitted successors and assigns, and the officers, directors and controlling persons referred to in Section 7. This
Agreement is enforceable by the Underwriters and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 19. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the
Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(a) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

          SECTION 20. Accountants' Letters. The parties hereto shall cooperate with KPMG LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

                                      -21-

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                          SELLER
                                          ------

                                          ARTESIA MORTGAGE CAPITAL
                                          CORPORATION

                                          By: /s/ Diana Kelsey Kutas
                                              ----------------------------------
                                              Name:  Diana Kelsey Kutas
                                              Title: Vice President

                                          Address for Notices:

                                          1180 NW Maple Street
                                          Suite 202
                                          Issaquah, Washington 98027
                                          Telecopier No.: (425) 313-1005
                                          Telephone No.: (425) 313-4600

                                          PURCHASER
                                          ---------

                                          WACHOVIA COMMERCIAL MORTGAGE
                                            SECURITIES, INC.

                                          By: /s/ William J. Cohane
                                              ----------------------------------
                                              Name:  William J. Cohane
                                              Title: Managing Director

                                          Address for Notices:

                                            One Wachovia Center
                                            301 South College Street
                                            Charlotte, North Carolina 28288-0166
                                            Telecopier No.: (704) 383-1942
                                            Telephone No.: (704) 374-6161

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

     For purposes of this Schedule, the phrases "to the knowledge of the Seller"
or "to the Seller's knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf regarding the matters referred to, in each case: (i) at the time of the Seller's origination or acquisition of the particular Mortgage Loan, after the Seller having conducted such inquiry and due diligence into such matters as would be customarily performed by a prudent institutional commercial or multifamily, as applicable, mortgage lender; and (ii) subsequent to such origination, the Seller having utilized monitoring practices that would be utilized by a prudent commercial or multifamily, as applicable, mortgage lender and having made prudent inquiry as to the knowledge of the servicer servicing such Mortgage Loan on its behalf. Also, for purposes of these representations and warranties, the phrases "to the actual knowledge of the Seller" or "to the
Seller's actual knowledge" shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller or any servicer acting on its behalf without any express or implied obligation to make inquiry. All information contained in documents which are part of or required to be part of a
Mortgage File shall be deemed to be within the knowledge and the actual knowledge of the Seller. Wherever there is a reference to receipt by, or possession of, the Seller of any information or documents, or to any action taken by the Seller or not taken by the Seller, such reference shall include the receipt or possession of such information or documents by, or the taking of such action or the failure to take such action by, the Seller or any servicer acting on its behalf.

1.   The information pertaining to each Mortgage Loan set forth in the Mortgage
     Loan Schedule was true and correct in all material respects as of the
     Cut-Off Date and included all of the material information required by the definition of Mortgage Loan Schedule.

2.   As of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

3.   Immediately prior to the sale, transfer and assignment to the Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges, security interests or any other ownership interests of any nature encumbering such Mortgage Loan.
     Upon consummation of the transactions contemplated by the Mortgage Loan
     Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage
     Loan (other than those rights to servicing and related compensation as reflected in the Mortgage Loan Schedule) free and clear of any pledge, lien or security interest.

4.   The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

                                      I-1

5.   Each related Mortgage Note, Mortgage, Assignment of Leases (if a document separate from the Mortgage) and other agreement executed by the related
     Mortgagor in connection with such Mortgage Loan is legal, valid and binding obligation of the related Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (i) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (ii) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person. With respect to any Mortgaged Property that has tenants, there exists as either part of the Mortgage or as a separate document, an assignment of leases.

6.   As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-Off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such
     Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, and the Seller has no knowledge of such rights, defenses or counterclaims having been asserted.

7.   Each related assignment of Mortgage and assignment of Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding first priority assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity
     (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

8.   Each related Mortgage is a valid and enforceable first lien on the related
     Mortgaged Property subject only to the exceptions set forth in paragraph
     (5) above and the following title exceptions (each such title exception, a
     "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (c) the

                                      I-2

     exceptions (general and specific) and exclusions set forth in the applicable policy described in paragraph (12) below or appearing of record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (d)
     other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases)
     and (f) if such Mortgage Loan is a Crossed Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the
     Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage
     Loan when they become due or materially and adversely affects the value of the Mortgaged Property. Except with respect to Crossed Loans and as provided below, there are no mortgage loans that are senior or pari passu with respect to the related Mortgaged Property or such Mortgage Loan.

9.   UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary to perfect a valid security interest in all items of personal property located on the Mortgaged
     Property that are owned by the Mortgagor and either (i) are reasonably necessary to operate the Mortgaged Property or (ii) are (as indicated in the appraisal obtained in connection with the origination of the related
     Mortgage Loan) material to the value of the Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such
     Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
     Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

10.  All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-Off Date have become

                                      I-3

     delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

11.  In the case of each Mortgage Loan, one or more engineering assessments were performed and prepared by an independent engineering consultant firm, which visited the related Mortgaged Property not more than 12 months prior to the origination date of the related Mortgage Loan, and, except as set forth in an engineering report prepared in connection with such assessment, a copy of which has been delivered to the Purchaser or its designee, the related
     Mortgaged Property is, to the Seller's knowledge, relying solely on the review of such engineering assessment(s), in good repair, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. If an engineering report revealed any such damage or deficiencies, material deferred maintenance or other similar conditions as described in the preceding sentence either (1) an escrow of funds equal to at least 125% of the amount estimated to effect the necessary repairs, or such other amount as a prudent commercial mortgage lender would deem appropriate under the circumstances was required or a letter of credit in such amount was obtained or (2) such repairs and maintenance have been completed. As of the date of origination of such Mortgage Loan there was no proceeding pending, and subsequent to such date, the Seller has not received notice of any pending or threatening proceeding for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan.

12.  The Seller has received an ALTA lender's title insurance policy or a comparable form of lender's title insurance policy (or if such policy has not yet been issued, such insurance may be evidenced by escrow instructions, a "marked up" pro forma or specimen policy or title commitment, in either case, marked as binding and countersigned by the title insurer or its authorized agent at the closing of the related
     Mortgage Loan) as adopted in the applicable jurisdiction (the "Title
     Insurance Policy"), which to the Seller's knowledge, was issued by a title insurance company qualified to do business in the jurisdiction where the applicable Mortgaged Property is located to the extent required, insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest
     (or, if applicable, leasehold interest) in the portion of the Mortgaged
     Property comprised of real estate, subject only to the Title Exceptions.
     Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title
     Insurance Policy. Such Title Insurance Policy is in full force and effect, provides that the originator of the related Mortgage Loan, its successors or assigns is the sole named insured, and all premiums thereon have been paid. The Seller has not done, by act or omission, and the Seller has no knowledge of, anything that would impair the coverage under such Title
     Insurance Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Purchaser (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related
     Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Insurance

                                      I-4

     Policy will inure to the benefit of the Purchaser without the consent of or notice to the title insurer. Such Title Insurance Policy contains no material exclusions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable) (a) access to public roads, (b) that there are no material encroachments of any part of the building thereon over easements and (c)
     that the land shown on the survey is the same as the property legally described in the Mortgage.

13.  Each Mortgaged Property was covered by (1) a fire and extended perils included within the classification "All Risk of Physical Loss" insurance policy in an amount (subject to a customary deductible) at least equal to the lesser of the replacement cost of improvements located on such
     Mortgaged Property, with no deduction for depreciation, or the outstanding principal balance of the Mortgage Loan and in any event, the amount necessary to avoid the operation of any co-insurance provisions; (2)
     business interruption or rental loss insurance in an amount at least equal to 12 months of operations of the related Mortgaged Property; and (3)
     comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged Property in an amount customarily required by prudent commercial mortgage lenders, but not less than $1 million. An architectural or engineering consultant has performed an analysis of each of the
     Mortgaged Properties located in seismic zone 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instance, the PML was based on a 475 year lookback with a 10% probability of exceedance in a 50 year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such
     Mortgaged Property was obtained by an insurer rated at least "A-:V" (or the equivalent) by A.M. Best Company or "BBB-" (or the equivalent) from S&P or
     "Baa3" (or the equivalent) from Moody's. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana,
     Mississippi, Alabama, Georgia, North Carolina or South Carolina such
     Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such
     Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged
     Property. Such insurance is required by the Mortgage or related Mortgage
     Loan documents and was in full force and effect with respect to each related Mortgaged Property at origination and to the knowledge of the
     Seller, all insurance coverage required under each Mortgage, is in full force and effect with respect to each related Mortgaged Property; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; and except for certain amounts not greater than amounts which would be considered prudent by a commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in respect of a casualty loss will be applied either to (1) the repair or restoration of the related Mortgaged Property with mortgagee or a third party custodian acceptable to the mortgagee having the right to hold and disburse the proceeds as the repair or restoration progresses, other than with respect to amounts that are customarily acceptable to commercial and multifamily mortgage lending institutions, or (2) the reduction of the

                                      I-5

     outstanding principal balance of the Mortgage Loan and accrued interest thereon. To the Seller's actual knowledge, the insurer with respect to each policy is qualified to write insurance in the relevant jurisdiction to the extent required. The insurance policies contain a standard mortgagee clause naming the originator of the related Mortgage Loan, its successors and assigns as loss payees in the case of property insurance policies and additional insureds in the case of liability insurance policies and provide that they are not terminable and may not be reduced without 30 days prior written notice to the mortgagee (or, with respect to non-payment of premiums, 10 days prior written notice to the mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the
     Mortgagor maintain insurance as described above or permits the mortgagee to require insurance as described above, and permits the mortgagee to purchase such insurance at the Mortgagor's expense if the Mortgagor fails to do so.
     Additionally, for any Mortgage Loan having an unpaid principal balance equal to or greater than $15,000,000, the Insurer has a claims paying ability rating from S&P or Fitch of not less than "A-" (or the equivalent)
     or A.M. Best of not less than "A-:V" (or the equivalent).

14.  (A) Other than payments due but not yet 30 days or more delinquent, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the
     Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II, and (B) the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
     Mortgage Note, except for a written waiver contained in the related
     Mortgage File being delivered to the Purchaser, and no such waiver has been granted since the date upon which the due diligence file related to the applicable Mortgage Loan was delivered to Allied Capital Corporation, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or
     Mortgage Note.

15.  As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

16.  Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

                                      I-6

17.  Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related Mortgaged
     Property to secure any other promissory note or obligation except as expressly described in such Mortgage.

18.  Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of
     Section 860G(a)(3)of the Code (without regard to Treasury Regulations
     Sections 1.860G-2(a)(3) or 1.860G-2(f)(2)), is directly secured by a
     Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c)
     and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (2)
     the fair market value of the interest in real property which secures such
     Mortgage Loan was at least equal to 80% of the principal amount of the
     Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date.
     For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the
     Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the
     "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section
     1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced
     Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. As of the Closing Date, the related Mortgaged Property, if acquired by a REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute
     "foreclosure property" within the meaning of Section 860G(a)(8) of the
     Code.

19.  One or more environmental site assessments or updates thereof (meeting
     American Society for Testing and Materials (ASTM) standards) were performed by an environmental consulting firm independent of the Seller and the
     Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s) referenced herein, has no actual knowledge and has received no notice of any material adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase
     I Environmental Site Assessment Process Designation: E 1527-00, as
     recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then either (i) an escrow of

                                      I-7

     100% or more of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the borrower has covenanted in the Mortgage Loan documents to perform such work), (ii) the related borrower or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
     (iii) the borrower has provided an environmental insurance policy, (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a
     Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier or insurance broker issuing such policy prior to the issuance of such policy.
     The Mortgage Loan documents require the borrower to comply with all applicable environmental laws and each Mortgagor has agreed to indemnify the mortgagee for any losses resulting from any material, adverse environmental condition or failure of the Mortgagor to abide by such laws or has provided environmental insurance.

20.  Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar law affecting the right of creditors and the application of principles of equity.

21.  No Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

22.  Each Mortgage Loan is a whole loan (except in respect to each Co-Lender
     Loan) and contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related
     Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest.

23.  The Mortgage contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage
     Loan if, without the prior written consent of the holder of the Mortgage, either the related Mortgaged Property, or any equity interest in the related Mortgagor, is directly or indirectly transferred, sold or pledged, other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of the related Borrower, transfers of less than a controlling interest (as such term is defined in the related Mortgage Loan documents) in the Mortgagor, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the
     Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor,

                                      I-8

     transfers among affiliated Mortgagors with respect to Crossed Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan (such as pledges of ownership interests that do not result in a change of control). The
     Mortgage requires the Mortgagor to pay all reasonable fees and expenses associated with securing the consents or approvals described in the preceding sentence including the cost of any required counsel opinions relating to REMIC or other securitization and tax issues and any applicable
     Rating Agency fees.

24.  Except as set forth in the related Mortgage File, the terms of the related
     Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage and no such waiver, modification, alteration, satisfaction, impairment, cancellation, subordination or rescission has occurred since the date upon which the due diligence file related to the applicable
     Mortgage Loan was delivered to Allied Capital Corporation.

25.  Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

26.  Since origination, no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such
     Mortgage. The terms of the related Mortgage do not provide for release of any material portion of the Mortgaged Property from the lien of the
     Mortgage except (a) in consideration of payment therefor of not less than
     125% of the related allocated loan amount of such Mortgaged Property, (b)
     upon payment in full of such Mortgage Loan, (c) upon defeasance permitted under the terms of such Mortgage Loan by means of substituting for the
     Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple
     Mortgaged Properties, one or more of such Mortgaged Properties) "government securities", as defined in the Investment Company Act of 1940, as amended, sufficient to pay the Mortgage Loan in accordance with its terms, (d) upon substitution of a replacement property with respect to such Mortgage Loan as set forth on Schedule 26, (e) where release is conditional upon the satisfaction of certain underwriting and legal requirements which would be acceptable to a reasonably prudent commercial mortgage lender and the payment of a release price that represents at least 125% of the appraised value of such Mortgaged Property or (f) releases of unimproved out-parcels or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the security for the Mortgage
     Loan and which were not afforded any value in the appraisal obtained at the origination of the Mortgage Loan.

27.  To the Seller's knowledge, as of the date of origination of such Mortgage
     Loan, based on an opinion of counsel, an endorsement to the related title policy, a zoning letter or a zoning report, and, to the Seller's knowledge, as of the Cut-Off Date, there are no violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged
     Property, the improvements thereon or the use and occupancy thereof which would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property which are not covered by title insurance. Any non-

                                      I-9

     conformity with zoning laws constitutes a legal non-conforming use or structure which, in the event of casualty or destruction, may be restored or repaired to the full extent of the use or structure at the time of such casualty, or for which law and ordinance insurance coverage has been obtained in amounts customarily required by prudent commercial mortgage lenders, or such non-conformity does not materially and adversely affect the use, operation or value of the Mortgaged Property.

28.  To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each
     Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged
     Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except
     Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged
     Property or related Mortgagor's use and operation of such Mortgaged
     Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged
     Property to any material and adverse extent (unless affirmatively covered by title insurance).

29.  Each Mortgage Loan with an original principal balance over $5,000,000 requires the Mortgagor to be for at least for so long as the Mortgage Loan is outstanding and, to Seller's actual knowledge, each Mortgagor is, a
     Single-Purpose Entity. For this purpose, "Single-Purpose Entity" means a person, other than an individual, whose organizational documents provide, or which entity represented and covenanted in the related Mortgage Loan documents, substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof; (ii)
     does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii) maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv)
     holds itself out as being a legal entity, separate and apart from any other person. With respect to each Mortgage Loan with an original principal balance over $15,000,000, the organizational documents of the related
     Mortgagor provide substantially to the effect that such Mortgagor (i) does not and will not have any material assets other than those related to its interest in such Mortgaged Property or Properties or the financing thereof;
     (ii) does not and will not have any indebtedness other than as permitted by the related Mortgage or other related Mortgage Loan documents; (iii)
     maintains its own books, records and accounts, in each case which are separate and apart from the books, records and accounts of any other person; and (iv) holds itself out as being a legal entity, separate and apart from any other person. Each such Mortgage Loan having an original principal balance of $20,000,000 or more has a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a
     Mortgage Loan having an original principal balance of $15,000,000 or more which is a single member limited liability company provide that the
     Mortgagor shall not dissolve or liquidate upon the bankruptcy, dissolution, liquidation or death of the sole member. With respect to any such single member limited liability company, which is the Mortgagor on a Mortgage Loan having an original principal

                                      I-10

     balance of $15,000,000 or more, the Mortgage Loan has an opinion of such
     Mortgagor's counsel confirming that the law of the jurisdiction in which such single member limited liability company was organized permits such continued existence upon such bankruptcy, dissolution, liquidation or death of the sole member of the Mortgagor.

30.  No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage
     Note or the Mortgage.

31.  As of the date of origination and, to the Seller's actual knowledge, as of the Cut-Off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the
     Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such
     Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the
     Mortgage Loan documents or the current use of the Mortgaged Property.

32.  As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-Off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

33.  The Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for on such Mortgage Loan (other than an ARD Loan after the Anticipated Repayment Date) complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

34.  Except with respect to the Companion Loan of any Co-Lender Loan, the related Mortgage Note is not secured by any collateral that secures a
     Mortgage Loan that is not in the Trust Fund and each Crossed Loan is cross-collateralized only with other Mortgage Loans sold pursuant to this
     Agreement.

35.  The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or, if so located, the
     Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such policy is in full force and effect in an amount no less than the lesser of (i) the original principal balance of the Mortgage Loan, (ii) the value of such improvements on the related Mortgaged Property located in such flood hazard area or
     (iii) the maximum allowed under the related federal flood insurance program.

36.  All escrow deposits and payments required pursuant to the Mortgage Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

                                      I-11

37.  To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related
     Mortgaged Property, as of the date of origination of the Mortgage Loan, the related Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by the related
     Mortgagor, and, as of the Cut-Off Date, the Seller has no actual knowledge that the related Mortgagor, the related lessee, franchisor or operator was not in possession of such licenses, permits and authorizations. The
     Mortgage Loan documents require the borrower to maintain all such licenses, permits, authorizations and franchises.

38.  The origination (or acquisition, as the case may be), servicing and collection practices used by the Seller with respect to the Mortgage Loan have been in all respects legal and have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

39.  Except for Mortgagors under Mortgage Loans the Mortgaged Property with respect to which includes a Ground Lease, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
     Property.

40.  The Mortgage Loan documents for each Mortgage Loan provide that each
     Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor and an additional guarantor who is a natural person accepts responsibility for fraud and/or other intentional material misrepresentation and environmental indemnity. Furthermore, the Mortgage
     Loan documents for each Mortgage Loan provide that the related Mortgagor and an additional guarantor, who is a natural person, shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related
     Mortgagor after the occurrence of an event of default and not paid to the
     Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

41.  Subject to the exceptions set forth in paragraph (5) and upon possession of the Mortgaged Property as required under applicable state law, the
     Assignment of Leases set forth in the Mortgage or separate from the related
     Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

42.  With respect to such Mortgage Loan, any prepayment premium and Yield
     Maintenance Charge constitutes a "customary prepayment penalty" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

                                      I-12

43.  If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (1) no earlier than two years after the Closing Date and (2) only with substitute collateral constituting "government securities" within the meaning of Treasury
     Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. Such Mortgage Loan was not originated with the intent to collateralize a REMIC offering with obligations that are not real estate mortgages. In addition, if such
     Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related
     Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies'
     fees, accounting fees and attorneys' fees), and provide that the related
     Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (c) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the
     REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

44.  To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage
     Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

45.  Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

46.  Except with respect to the Companion Loan of any Co-Lender Loan, none of the Mortgaged Properties is encumbered, and none of the Mortgage Loan documents permits the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage
     (other than Title Exceptions, taxes, assessments and contested mechanics and materialmens liens that become payable after the Cut-Off Date of the related Mortgage Loan).

47.  Each related Mortgaged Property constitutes one or more complete separate tax lots (or the related Mortgagor has covenanted to obtain separate tax lots and a Person has indemnified the mortgagee for any loss suffered in connection therewith or an escrow of funds in an amount sufficient to pay taxes resulting from a breach thereof has been established) or is subject to an endorsement under the related title insurance policy.

                                      I-13

48.  An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional
     Appraisal Practice" as adopted by the Appraisal Standards Board of the
     Appraisal Foundation, or (B) the guidelines in Title XI of the Financial
     Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Mortgage Loan was originated.

49.  In the origination and servicing of the Mortgage Loan, neither Seller nor any prior holder of the Mortgage Loan participated in any fraud or intentional material misrepresentation with respect to the Mortgage Loan.
     To Seller's knowledge, no Mortgagor or guarantor originated a Mortgage
     Loan.

50.  Each Mortgage requires the Mortgagor upon request to provide the owner or holder of the Mortgage with quarterly (except for some Mortgage Loans with an original principal balance less than $5,000,000) and annual operating statements (or a balance sheet and statement of income and expenses, rent rolls (if there is more than one tenant) and related information, which annual financial statements for all Mortgage Loans with an outstanding principal balance greater than $20,000,000 are required to be audited by an independent certified public accountant.

51.  Each Mortgaged Property is served by public utilities, water and sewer (or septic facilities) and otherwise appropriate for the use in which the
     Mortgaged Property is currently being utilized.

52.  If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor policy, then:

     (a)  the Seller:

          (i)  has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such
               Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

          (ii) has delivered or caused to be delivered to the insurer or its agent under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

          in each case, with respect to (i) or (ii), to the extent required by such policy or to the extent the failure to make any such disclosure or deliver any such report would materially and adversely affect the
          Mortgagor's ability to recover under such policy;

     (b)  all premiums for such insurance have been paid;

     (c)  such insurance is in full force and effect;

                                      I-14

     (d)  such insurance has a term of at least 5 years beyond the maturity date
          (or the Anticipated Repayment Date for ARD Loans) of such Mortgage
          Loan;

     (e)  an environmental report, a property condition report or an engineering report was prepared that included an assessment for lead-based paint
          ("LBP") (in the case of a multifamily property built prior to 1978), asbestos-containing materials ("ACM") (in the case of any property built prior to 1985) and radon gas ("RG") (in the case of a multifamily property) at such Mortgaged Property and (ii) if such report disclosed the existence of a material and adverse LBP, ACM or
          RG environmental condition or circumstance affecting such Mortgaged
          Property, then, except as otherwise described on Schedule II, (A) the related Borrower was required to remediate such condition or circumstance prior to the closing of the subject Mortgage Loan, or (B)
          the related Borrower was required to provide additional security reasonably estimated to be adequate to cure such condition or circumstance, or (C) such report did not recommend any action requiring the expenditure of any material funds and the related
          Mortgage Loan documents require the related Borrower to establish an operations and maintenance plan with respect to such condition or circumstance after the closing of such Mortgage Loan; and

     (f)  rights under such policy inure to the benefit of the Purchaser.

53.  Each Mortgage Loan is secured by the fee interest in the related Mortgaged
     Property, except with respect to loan number 43 listed on the Mortgage Loan
     Schedule, which Mortgage Loans are secured by the interest of the related
     Mortgagor as a lessee under a ground lease of a Mortgaged Property (a
     "Ground Lease") (the term Ground Lease shall mean such ground lease, all written amendments and modifications, and any related estoppels or agreements from the ground lessor and, in the event the Mortgagor's interest is a ground subleasehold, shall also include not only such ground sublease but also the related ground lease), but not by the related fee interest in such Mortgaged Property (the "Fee Interest") and:

     (a)  Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the
          Closing Date, and does not restrict the use of the related Mortgaged
          Property by such lessee, its successors or assigns, in a manner that would materially adversely affect the security provided by the related
          Mortgage; and there has been no material change in the terms of such
          Ground Lease since its recordation, with the exception of written instruments which are a part of the related Mortgage File;

     (b)  Such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Title Exceptions;

                                      I-15

     (c)  The Mortgagor's interest in such Ground Lease is assignable to the mortgagee and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Cut-Off Date) and, in the event that it is so assigned, is further assignable by the mortgagee and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor (or, if such consent is required, it has been obtained prior to the Cut-Off Date);

     (d)  As of the Closing Date such Ground Lease is in full force and effect, and the Seller has not received notice (nor is the Seller otherwise aware) that any default has occurred under such Ground Lease as of the
          Cut-Off Date;

     (e)  Seller or its agent has provided the lessor under the Ground Lease with notice of its lien, and such Ground Lease requires the lessor to give notice of any default by the lessee to the mortgagee, and such
          Ground Lease, further provides that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

     (f)  The mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any default under such Ground Lease (including where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease), which is curable after the receipt of written notice of any such default, before the lessor thereunder may terminate such Ground Lease, and all of the rights of the
          Mortgagor under such Ground Lease and the related Mortgage (insofar as it relates to the Ground Lease) may be exercised by or on behalf of the mortgagee;

     (g)  Such Ground Lease has a current term (including one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Seller, its successors or assigns) which extends not less than 10 years beyond the amortization term of the related Mortgage Loan;

     (h)  Such Ground Lease requires the lessor to enter into a new lease with the mortgagee under such Mortgage Loan upon termination of such Ground
          Lease for any reason, including rejection of such Ground Lease in a bankruptcy proceeding;

     (i)  Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage
          Loan or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon;

                                      I-16

     (j)  Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender; and the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged
          Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage; and

     (k)  Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns.

                                      I-17

                                   SCHEDULE II

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

EXCEPTIONS TO REPRESENTATION 8
------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

61  Walgreens - Cypress, TX                                  The tenant has a right of first refusal to purchase the
71  Walgreens - Oakland Park, FL                             Mortgaged Property. The right of first refusal is
74  Walgreens - Beaumont, TX                                 subordinate to the mortgage and is not exercisable in a
                                                             foreclosure sale.
---------------------------------------------------------------------------------------------------------------------
5   FBI Field Office - Baltimore, MD                         An affiliate of the guarantors has an option to
                                                             purchase all of the shares of the borrower's sole
                                                             member.
---------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 12
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

81  Kinko's - Albuquerque, NM                                The Title Insurance Policy does not affirmatively insure
                                                             that the land shown on the survey is the same as the
                                                             property legally described in the Mortgage. At the time
                                                             of loan closing and title policy issuance, this
                                                             endorsement was not available in the state of New Mexico.
---------------------------------------------------------------------------------------------------------------------

                                      II-1

EXCEPTIONS TO REPRESENTATION 13
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

All Loans                                                    All insurance requirements specified under each
                                                             Mortgage may not as of the date of origination or
                                                             thereafter have been required to be satisfied in every
                                                             respect; however, the coverages specifically enumerated
                                                             in Representation 13 were in place at origination, and
                                                             to Seller's actual knowledge, remain in place except as
                                                             otherwise indicated in the exceptions to this
                                                             Representation 13.
---------------------------------------------------------------------------------------------------------------------
61  Walgreen's - Cypress, TX                                 The lender has accepted self insurance from the
                                                             Walgreens tenant.  Although neither Walgreens nor the
                                                             borrower is obligated under the Mortgage Loan documents
                                                             to maintain business interruption or rental loss
                                                             coverage under the terms of the lease, the tenant's
                                                             obligation to pay rent does not abate after a casualty
                                                             during the term of the mortgage loan and tenant is also
                                                             responsible for effectuating the repair and restoration
                                                             of the Mortgaged Property in accordance with the terms
                                                             of the lease.
---------------------------------------------------------------------------------------------------------------------
71  Walgreen's - Oakland Park, FL                            The lender has accepted self insurance from the
                                                             Walgreens tenant. Rental loss coverage is maintained
                                                             under a separate insurance policy.
---------------------------------------------------------------------------------------------------------------------

                                      II-2

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

76  Cape Coral Mini-Storage                                  The fire and extended perils insurance policy,
                                                             comprehensive general liability insurance policy, and
                                                             business interruption insurance policy are in amounts
                                                             less than the amounts required by the representations.
                                                             Additionally, the insurance policies maintained have
                                                             co-insurance provisions. Finally, the lender is named as
                                                             a mortgagee, but not a loss payee in the insurance
                                                             policies. However, the value of the Mortgaged Property
                                                             exceeds the outstanding principal balance of the
                                                             Mortgage Loan, and the borrower and two warm body
                                                             guarantors are liable to the lender for losses incurred
                                                             due to breach or failure to perform or comply with any
                                                             of the insurance provisions of the loan documents.
---------------------------------------------------------------------------------------------------------------------
78  Embassy House Apartments                                 The borrower is not required to maintain windstorm
                                                             insurance on the Mortgaged Property although it is
                                                             located in Florida.  However, the borrower has chosen
                                                             to maintain windstorm insurance and the Mortgaged
                                                             Property is located more than 25 miles from the coast.
---------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 20
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

5  FBI Field Office - Baltimore, MD                          The single tenant has the right to approve any sale or
                                                             transfer of the Mortgaged Property. However, the tenant
                                                             and Lender have executed an SNDA providing that the
                                                             tenant will recognize Lender as the landlord in the
                                                             event of foreclosure. Future transferees of the
                                                             Mortgaged Property would be subject to the tenant's
                                                             approval.
---------------------------------------------------------------------------------------------------------------------

                                      II-3

EXCEPTIONS TO REPRESENTATION 23
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

5   FBI Field Office - Baltimore, MD                         With respect to the loan listed to the left, transfers
                                                             of the related Mortgaged Property and transfers of
                                                             interest in the related Mortgagor and other affiliates
                                                             of Mortgagor are permitted to certain specified and
                                                             other qualified transferees pursuant to the terms and
                                                             subject to the satisfaction of certain conditions as
                                                             set forth in the Mortgage loan documents.
---------------------------------------------------------------------------------------------------------------------
40  FDA - Lenexa, KS                                         The borrower is indebted to certain of its equity
                                                             owners for unsecured loans having an aggregate balance
                                                             of approximately $2,550,952 at the time of origination
                                                             of the Mortgage Loan.
---------------------------------------------------------------------------------------------------------------------
62  Suburban Lodge - Stuart, FL                              The borrower may enter into a reciprocal perpetual
                                                             parking easement with the adjacent property owner for
                                                             the use of 10 spaces on the Mortgaged Property and 10
                                                             spaces on the adjacent property subject to satisfaction
                                                             of certain conditions set forth in the Mortgage Loan
                                                             documents.
---------------------------------------------------------------------------------------------------------------------
71  Walgreens - Oakland Park, FL                             The loan documents require the two tenant in common
                                                             borrowers to transfer the Mortgaged Property to a new
                                                             single purpose entity borrower which must be 100% owned
                                                             and controlled by the two current tenant in common
                                                             borrowers by July 24, 2006.
---------------------------------------------------------------------------------------------------------------------

                                      II-4

EXCEPTIONS TO REPRESENTATION 27
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                         DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

72  Mission Viejo Retail Building                             The Mortgaged Property is dependent on a shared wall
                                                              located on the adjacent property for shear loads and
                                                              seismic support. The shared wall is not part of the
                                                              collateral and is not subject to a party wall
                                                              agreement. In the event the Mortgaged Property loses
                                                              the use of the shared wall, a new wall could be built
                                                              on the Mortgaged Property but would require a variance
                                                              from setback requirements. A title endorsement was
                                                              obtained insuring against any losses that occur due to
                                                              the shared wall being located on the adjoining property
                                                              subject to the terms and conditions contained in the
                                                              related title policy.
---------------------------------------------------------------------------------------------------------------------
78  Embassy House Apartments                                  The Mortgaged Property is currently legal
                                                              non-conforming with respect to density. In the event of
                                                              casualty resulting in less than 50% of the improvements
                                                              being destroyed, the improvements may be rebuilt to the
                                                              density at the time of casualty. Due to the low
                                                              probability of destruction of more than 50% of the
                                                              improvements, the lender waived law and ordinance
                                                              coverage, but may require such coverage in the future.
---------------------------------------------------------------------------------------------------------------------

                                      II-5

EXCEPTIONS TO REPRESENTATION 28
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

72  Mission Viejo Retail Building                            The Mortgaged Property is dependent on a shared wall
                                                             located on the adjacent property for shear loads and
                                                             seismic support. The shared wall is not part of the
                                                             collateral and is not subject to a party wall agreement.
                                                             In the event the Mortgaged Property loses the use of the
                                                             shared wall, a new wall could be built on the Mortgaged
                                                             Property but would require a variance from setback
                                                             requirements. A title endorsement was obtained insuring
                                                             against any losses that occur due to the shared wall
                                                             being located on the adjoining property subject to the
                                                             terms and conditions contained in the related title
                                                             policy.
---------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 35
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

61  Walgreens - Cypress, TX                                  For each of the Mortgage Loans to the left, the lender
71  Walgreens - Oakland Park, FL                             has accepted self insurance from the Walgreens tenant
                                                             for the required flood insurance policies.
---------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 37
-------------------------------

---------------------------------------------------------------------------------------------------------------------

LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

5  FBI Field Office - Baltimore, MD                          The Mortgaged Property currently has a partial
                                                             certificate of occupancy. A holdback of $100,000 was
                                                             taken at closing to be released upon issuance of a final
                                                             certificate of occupancy.
---------------------------------------------------------------------------------------------------------------------

                                      II-6

EXCEPTIONS TO REPRESENTATION 40
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

All Mortgage Loans                                           The borrower is liable to the lender for losses incurred
                                                             due to the misapplication of rents only with respect to
                                                             rents received by the borrower or any guarantor after
                                                             the lender makes written demand therefor pursuant to any
                                                             loan document.
---------------------------------------------------------------------------------------------------------------------
5 FBI Field Office - Baltimore, MD                           There is one entity guarantor, and there are two warm
                                                             body guarantors. The warm body guarantors will be
                                                             permanently released from all liability if a purchase
                                                             option to purchase all of the shares of the sole member
                                                             of the borrower is exercised by the option holder.
---------------------------------------------------------------------------------------------------------------------
30 Shadelands Self Storage                                   There is not a warm body guarantor initially for this
                                                             mortgage loan, however, both an entity guarantor and the
                                                             borrower are liable for recourse carveouts.
                                                             Additionally, if the net worth of the entity guarantor
                                                             drops below $7,500,000, then two warm body guarantors
                                                             will become liable for recourse carveouts.
---------------------------------------------------------------------------------------------------------------------
40 FDA - Lenexa, KS                                          There is not a warm body guarantor for this mortgage
                                                             loan, however, both an entity guarantor and the borrower
                                                             are liable for recourse carveouts.
---------------------------------------------------------------------------------------------------------------------
73 Broad Trace Apartments                                    There is not a warm body guarantor for this mortgage
                                                             loan, however, both an entity guarantor and the borrower
                                                             are liable for recourse carveouts.
---------------------------------------------------------------------------------------------------------------------

                                      II-7

EXCEPTIONS TO REPRESENTATION 43
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

All Mortgage Loans                                           No Mortgage Loan requires, as a condition to a
                                                             defeasance, that the defeasance be permitted only to
                                                             facilitate the disposition or refinancing of the
                                                             Mortgaged Property and not as a part of an arrangement
                                                             to collateralize a REMIC offering with obligations that
                                                             are not real estate mortgages.
---------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 50
-------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

5 FBI Field Office - Baltimore, MD                           The borrower is required to provide the owner or holder
                                                             of the Mortgage with quarterly and annual financial
                                                             statements; however, such annual financial statements
                                                             only need to be audited by an independent certified
                                                             public accountant upon lender request.
---------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 53(K)
----------------------------------

---------------------------------------------------------------------------------------------------------------------
LOANS                                                        DESCRIPTION OF EXCEPTION
---------------------------------------------------------------------------------------------------------------------

43 Park 80 East                                              The lessor under the Ground Lease does not need the
                                                             prior consent of the mortgagee under the Mortgage Loan
                                                             to transfer its interest under the Ground Lease.
                                                             However, the lessor does need the prior consent of the
                                                             mortgagee to amend or modify the Ground Lease.
---------------------------------------------------------------------------------------------------------------------

                                      II-8

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

     MORTGAGE            LOAN
       LOAN             GROUP
      NUMBER            NUMBER      PROPERTY NAME                                                         ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

        5                 1         FBI Field Office - Baltimore, MD                           2600 Lord Baltimore Drive
        30                1         Shadelands Self Storage                                    1925 Oak Grove Road
        40                1         FDA - Lenexa, KS                                           11510 & 11630 West 80th Street
        43                1         Park 80 East                                               160 Pehle Avenue
        48                2         Park Knoll Apartments                                      10680 Coloma Road
        61                1         Walgreens - Cypress, TX                                    11803 Barker-Cypress Road
        62                1         Suburban Lodge - Stuart, FL                                1900 South Federal Highway
        65                1         Eckerd - Jupiter, FL                                       4100 Military Trail
        68                1         Good Guys - Stevenson Ranch, CA                            24840 Pico Canyon Road
        69                1         Renaissance Center                                         8283-8393 South Memorial Drive
        71                1         Walgreens - Oakland Park, FL                               2104 West Oakland Park Boulevard
        72                1         Mission Viejo Retail Building                              25410 Marguerite Parkway
        73                2         Broad Trace Apartments                                     1210, 1215, 1225 & 1235 Tryon Street
        74                1         Walgreens - Beaumont, TX                                   3990 East Lucas Drive
        76                1         Cape Coral Mini-Storage                                    8330 Littleton Road
        78                2         Embassy House Apartments                                   415 North Gadsden Street
        81                1         Kinko's - Albuquerque, NM                                  10032 Coors Boulevard Northwest

     MORTGAGE            LOAN
       LOAN             GROUP
      NUMBER            NUMBER      CITY                               STATE            ZIP CODE                 COUNTY
----------------------------------------------------------------------------------------------------------------------------------

        5                 1         Baltimore                            MD                21244         Baltimore
        30                1         Walnut Creek                         CA                94598         Contra Costa
        40                1         Lenexa                               KS                66214         Johnson
        43                1         Saddle Brook                         NJ                07663         Bergen
        48                2         Rancho Cordova                       CA                95670         Sacramento
        61                1         Cypress                              TX                77433         Harris
        62                1         Stuart                               FL                34994         Martin
        65                1         Jupiter                              FL                33458         Palm Beach
        68                1         Stevenson Ranch                      CA                91381         Los Angeles
        69                1         Tulsa                                OK                74133         Tulsa
        71                1         Oakland Park                         FL                33311         Broward
        72                1         Mission Viejo                        CA                92692         Orange
        73                2         Sumter                               SC                29150         Sumter
        74                1         Beaumont                             TX                77708         Jefferson
        76                1         Fort Myers                           FL                33903         Lee
        78                2         Tallahassee                          FL                32301         Leon
        81                1         Albuquerque                          NM                87114         Bernalillo

     MORTGAGE            LOAN          CUT-OFF DATE         MONTHLY
       LOAN             GROUP              LOAN               P&I                                    MORTGAGE          NUMBER OF
      NUMBER            NUMBER          BALANCE ($)       PAYMENTS ($)        GRACE DAYS               RATE              UNITS
-----------------------------------------------------------------------------------------------------------------------------------

        5                 1            41,900,000.00       Various(2)                0                 6.2400%            155,755
        30                1            10,300,000.00       59,911.85                 0                 5.7200%             1,195
        40                1            8,000,000.00        47,158.79                 0                 5.4400%            53,730
        43                1            6,993,523.39        46,561.33                 0                 6.6500%            83,049
        48                2            6,133,687.07        34,245.03                 0                 5.3100%              160
        61                1            3,696,769.58        21,709.86                 0                 5.8000%            14,560
        62                1            3,640,000.00        28,264.60                 0                 7.0200%              126
        65                1            3,197,234.75        18,857.69                 0                 5.8400%            10,908
        68                1            3,055,058.47        25,337.42                 5                 8.3000%            20,970
        69                1            2,997,546.10        18,083.07                 0                 6.0500%            26,120
        71                1            2,650,000.00        15,837.01                 0                 5.9700%            13,905
        72                1            2,500,000.00        18,316.56                 0                 6.1900%            23,340
        73                2            2,465,000.00        14,620.81                 0                 5.9000%              48
        74                1            2,025,000.00        11,637.87                 0                 5.6100%            13,500
        76                1            1,700,000.00        12,480.68                 0                 5.4900%             1,197
        78                2            1,400,000.00         8,977.48                 0                 5.9500%              48
        81                1             940,104.57          7,565.06                 5                 8.7000%             6,580

     MORTGAGE            LOAN          UNIT OF        ORIGINAL TERM        REMAINING         MATURITY        ORIGINAL      REMAINING
       LOAN             GROUP          MEASURE         TO MATURITY          TERM TO          DATE OR          AMORT         AMORT
      NUMBER            NUMBER                        OR ARD (MOS.)       MATURITY OR          ARD             TERM          TERM
                                                                          ARD (MOS.)                          (MOS.)        (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

        5                 1            Sq. Ft.             108                108            08/11/13          360            360
        30                1             Units              120                120            08/11/14          360            360
        40                1            Sq. Ft.             60                 60             08/11/09          324            324
        43                1            Sq. Ft.             240                239            07/11/24          324            323
        48                2             Units              120                116            04/11/14          360            356
        61                1            Sq. Ft.             120                119            07/11/14          360            359
        62                1             Rooms              84                 84             08/11/11          240            240
        65                1            Sq. Ft.             120                119            07/11/14          360            359
        68                1            Sq. Ft.             132                89             01/01/12          300            257
        69                1            Sq. Ft.             120                119            07/11/14          360            359
        71                1            Sq. Ft.             120                120            08/11/14          360            360
        72                1            Sq. Ft.             240                240            08/11/24          240            240
        73                2             Units              120                120            08/11/14          360            360
        74                1            Sq. Ft.             120                120            08/11/14          360            360
        76                1             Units              216                216            08/11/22          216            216
        78                2             Units              120                120            08/11/14          300            300
        81                1            Sq. Ft.             120                73             09/01/10          360            313

     MORTGAGE            LOAN            GROUND              MASTER           ARD LOANS          ANTICIPATED
       LOAN             GROUP            LEASE             SERVICING                           REPAYMENT DATE
      NUMBER            NUMBER                              FEE RATE
-------------------------------------------------------------------------------------------------------------------

        5                 1                N                0.04000%              Y               08/11/13
        30                1                N                0.04000%              N
        40                1                N                0.04000%              Y               08/11/09
        43                1                Y                0.04000%              N
        48                2                N                0.04000%              N
        61                1                N                0.04000%              N
        62                1                N                0.04000%              Y               08/11/11
        65                1                N                0.04000%              Y               07/11/14
        68                1                N                0.04000%              N
        69                1                N                0.04000%              N
        71                1                N                0.04000%              Y               08/11/14
        72                1                N                0.04000%              N
        73                2                N                0.11000%              N
        74                1                N                0.04000%              Y               08/11/14
        76                1                N                0.04000%              N
        78                2                N                0.04000%              N
        81                1                N                0.04000%              N

     MORTGAGE            LOAN
       LOAN             GROUP
      NUMBER            NUMBER     ADDITIONAL INTEREST RATE                                           LOAN ORIGINATOR
------------------------------------------------------------------------------------------------------------------------------------

        5                 1         Greater of Initial Rate + 4% or Treasury Index + 3.65%                 Artesia
        30                1                                                                                Artesia
        40                1         Greater of Initial Rate + 4% or Treasury Index + 3.6%                  Artesia
        43                1                                                                                Artesia
        48                2                                                                                Artesia
        61                1                                                                                Artesia
        62                1         Greater of Initial Rate + 4% or Treasury Index + 6.75%                 Artesia
        65                1         Greater of Initial Rate + 4% or Treasury Index + 5.1%                  Artesia
        68                1                                                                                Artesia
        69                1                                                                                Artesia
        71                1         Greater of Initial Rate + 4% or Treasury Index + 5.28%                 Artesia
        72                1                                                                                Artesia
        73                2                                                                                Artesia
        74                1         Greater of Initial Rate + 4% or Treasury Index + 5.25%                 Artesia
        76                1                                                                                Artesia
        78                2                                                                                Artesia
        81                1                                                                                Artesia

     MORTGAGE            LOAN           ENVIRONMENTAL        CROSS COLLATERALIZED                 DEFEASANCE                EARLY
       LOAN             GROUP             INSURANCE           AND CROSS DEFAULTED                    LOAN                DEFEASANCE
      NUMBER            NUMBER                                     LOAN FLAG
------------------------------------------------------------------------------------------------------------------------------------

        5                 1                   N                                                       Y                       N
        30                1                   N                                                       N                       N
        40                1                   N                                                       Y                       N
        43                1                   N                                                       Y                       N
        48                2                   N                                                       Y                       N
        61                1                   N                                                       N                       N
        62                1                   N                                                       Y                       N
        65                1                   N                                                       Y                       N
        68                1                   N                                                       Y                       N
        69                1                   N                                                       Y                       N
        71                1                   N                                                       Y                       N
        72                1                   N                                                       Y                       N
        73                2                   N                                                       Y                       N
        74                1                   N                                                       Y                       N
        76                1                   N                                                       N                       N
        78                2                   N                                                       Y                       N
        81                1                   N                                                       Y                       N

     MORTGAGE            LOAN               SECURE                INTEREST                INTEREST               LOCKBOX
       LOAN             GROUP               BY LC                  ACCRUAL                ACCRUAL
      NUMBER            NUMBER                                     METHOD                  METHOD
                                                                                         DURING IO
---------------------------------------------------------------------------------------------------------------------------------

        5                 1                                      Actual/360              Actual/360               Day 1
        30                1                                      Actual/360
        40                1                                      Actual/360                                     Springing
        43                1                   Y                  Actual/360
        48                2                                      Actual/360                                       Day 1
        61                1                                      Actual/360
        62                1                                      Actual/360                                       Day 1
        65                1                                      Actual/360                                     Springing
        68                1                                      Actual/360
        69                1                                      Actual/360
        71                1                                      Actual/360                                     Springing
        72                1                                      Actual/360
        73                2                                      Actual/360
        74                1                                      Actual/360                                     Springing
        76                1                                      Actual/360
        78                2                                      Actual/360
        81                1                                      Actual/360

     MORTGAGE            LOAN          ANNUAL DEPOSIT       INITIAL DEPOSIT     INITIAL TI/LC       ONGOING
       LOAN             GROUP          TO REPLACEMENT          TO CAPITAL           ESCROW           TI/LC
      NUMBER            NUMBER             RESERVE            IMPROVEMENTS                         FOOTNOTE
                                                                RESERVE
----------------------------------------------------------------------------------------------------------------

        5                 1                31,151
        30                1
        40                1                10,746
        43                1                17,440                                  350,000            (1)
        48                2                48,000                47,375
        61                1                 2,184
        62                1                53,439
        65                1
        68                1                 3,146                                  150,000            (1)
        69                1                 3,918                                                     (1)
        71                1
        72                1                 5,858                                                     (1)
        73                2                10,800
        74                1                 2,025
        76                1                 9,668
        78                2                13,200                18,750
        81                1                  987                                                      (1)

(1)  In addition to any such escrows funded at loan closing for potential TI/LC, these Mortgage Loans require funds to be escrowed during some or all of the loan term for TI/LC

(2)  Fixed monthly payments of principal and interest for the first 12 months on a 20-year amortization schedule, interest-only payments for months 13 through 36, and thereafter, fixed monthly payments of principal and interest on a 30-year amortization schedule.

                                       A-1